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                                                                    EXHIBIT 10.2


                                  SEMINIS, INC.

                             1998 STOCK OPTION PLAN

             (AS AMENDED AND RESTATED, EFFECTIVE ________ __, 1999)

                                    * * * * *

         1. PURPOSE. The purpose of the Seminis, Inc. 1998 Stock Option Plan (the "Plan") is to further and promote the interests of Seminis, Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate key employees, consultants, advisors and members of the Board, or those who will become key employees, consultants, advisors and members of the Board, and to align the interests of those individuals and the Company's shareholders.

         2. CERTAIN DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  2.1 "AFFILIATE" means any person or entity of any kind effectively controlling, effectively controlled by or under common control with Empresas La Moderna S.A. de C.V., a corporation organized under the laws of Mexico ("ELM").

                  2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 11.5 of the Plan in connection with the granting of a Stock Option (as defined in Section 6.1 below).

                  2.3 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

                  2.4 "CAUSE" means (a) the commission of an act of fraud or embezzlement, or the commission of any other crime by a Participant; (b) serious misconduct by a Participant that brings the Company, or any Subsidiary, or any officer, director, employee or owner of the Company or any Subsidiary, into disrepute; (c) a Participant's breach of any confidentiality agreement or any other contractual agreement with the Company or any Subsidiary, or the unauthorized disclosure or use of confidential or proprietary information of the Company or any Subsidiary; (d) a Participant's abandonment or neglect in respect of any assigned duties or responsibilities; or (e) a Participant's failure to comply with or carry out the instructions or expressed expectations of his or her supervisors or the Board.

                  2.5 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

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                  2.6 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

                  2.7 "COMMON STOCK" means the Class A Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

                  2.8 "COMPANY" means Seminis, Inc., a Delaware corporation, or any successor corporation to Seminis, Inc.

                  2.9 "DISABILITY" means any physical or mental disability which is reasonably likely to prevent the Participant from performing the Participant's assigned duties or responsibilities for the Company or any Subsidiary for more than six months, as determined by the Board or the Committee in good faith.

                  2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.11 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the closing price of the Common Stock, as reported on the consolidated reporting system for the New York Stock Exchange for such date(s), or if the Common Stock was not traded on such date(s), on any of the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board.

                  2.12 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

                  2.13 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

                  2.14 "PARTICIPANT" means any individual who is selected from time to time under Sections 5 and 6 to receive an award under the Plan.

                  2.15 "PLAN" means the Seminis, Inc. 1998 Stock Option Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

                  2.16 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such

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corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

         3. ADMINISTRATION.

                  3.1 GENERAL. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code). Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

                  3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation and administration of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation and administration of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or implementation of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

                  3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

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         4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

                  4.1 TERM. The Plan shall terminate on April 15, 2008, except with respect to awards then outstanding. After such date no further awards shall be granted under the Plan.

                  4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which awards may be granted under the Plan, subject to adjustment as provided in Section 9.2 of the Plan, shall not exceed [_____________]. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

                  4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for awards under the Plan, there shall be counted against the limitations set forth in Section
4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of awards of Stock Options granted under
Section 6 of the Plan, determined as of the date on which such awards are granted. If any awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such awards shall again be available for awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such awards.

         5. ELIGIBILITY. Individuals eligible for awards under the Plan shall consist of key employees, consultants, advisors and members of the Board, or those who will become such key employees, consultants, advisors and members of the Board, of the Company or any Subsidiary whose performance or contribution, in the sole discretion of the Board or the Committee benefits or will benefit the Company or any Subsidiary.

         6. STOCK OPTIONS.

                  6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s)"). Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Board or the Committee shall set forth in the relevant Award Agreement.

                  6.2 GRANT. Stock Options may be granted under the Plan in such form as the Board or the Committee may from time to time approve. Special provisions shall apply to

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Incentive Stock Options granted to any employee who owns (within the meaning of
Section 422(b)(6) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or its parent corporation or any Subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

                  6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to an Incentive Stock Option or a Non-Qualified Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant.

                  6.4 TERM. The term of each Stock Option shall expire ten years (five years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Stock Option is granted.

                  6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again. The Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the Shares of Common Stock thereby acquired, pursuant to a brokerage "cashless exercise" arrangement, selected by and approved of in all respects in advance by the Committee.

                  6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Option, or (b) provided in the Participant's Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

                  - 25%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

                  - 50%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

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                  -        75%, on the third anniversary of the date of grant of
                           the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries; and

                  - 100% on the fourth anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

Notwithstanding anything to the contrary contained in this Section 6.6, any such Stock Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option upon the occurrence of a Change in Control of the Company. For purposes of this Section 6.6, "Change in Control" means, and shall be deemed to have occurred on the date that ELM and/or its Affiliates own less than 50% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors.

                  6.7 MAXIMUM YEARLY AWARDS. All Participants in the aggregate may not receive in any calendar year awards of Stock Options, exceeding [ ] underlying shares of Common Stock. Each individual Participant may not receive in any calendar year awards of Stock Options exceeding [ ] underlying shares of Common Stock. The maximum annual Common Stock amounts indicated above are subject to adjustment under the terms of the Plan and are subject to the maximum number of shares of Common Stock available for grant under Section 4.2 of the Plan.

         7. TERMINATION OF EMPLOYMENT.

                  7.1 GENERAL. If a Participant's employment with the Company or any Subsidiary terminates for any reason any then unexercisable Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

                  7.2 FOR CAUSE. If a Participant's employment with the Company or any Subsidiary is terminated for Cause, such Participant's rights, if any, to exercise any then exercisable Stock Options shall terminate on the date of such termination for Cause and such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

                  7.3 VOLUNTARY TERMINATION. If a Participant voluntarily terminates employment with the Company or any Subsidiary (other than a termination due to death or Disability), such Participant's rights, if any, to exercise any then exercisable Stock Options shall terminate thirty days after the date of such voluntary termination (but not beyond the stated term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

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                  7.4 DEATH/DISABILITY.If a Participant's employment is
terminated due to death or Disability, such Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Board or the Committee) shall have the right to exercise any then exercisable Stock Options at any time within the six month period following such termination due to death or Disability (but not beyond the term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

                  7.5 WITHOUT CAUSE. If a Participant's employment with the Company or any Subsidiary is terminated without Cause, such Participant's rights, if any, to exercise any then exercisable Stock Options shall terminate ninety days after the date of such termination (but not beyond the stated term of any such Stock Options as determined under Section 6.4) and thereafter such Stock Options shall be forfeited and canceled by the Company, except as otherwise provided in the Participant's Award Agreement or in the Participant's Employment Agreement.

                  7.6 BOARD OR COMMITTEE DISCRETION. The Committee, in their sole discretion, may determine that any Participant's Stock Options, to the extent exercisable immediately prior to any termination of employment or as a result thereof, may remain exercisable for an additional specified time period after the period specified above in this Section 7 expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option.

         8. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Participant's Award Agreement, no award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or pursuant to the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Except in the case of a transferable Non-Qualified Stock Option, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

         9. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

                  9.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof,
(d) any dissolution or liquidation of the Company or any

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Subsidiary, (e) any sale or transfer of all or any part of the Company's or any
Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

                  9.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board or the Committee shall authorize and make such proportionate adjustments, if any, as the Board or the Committee deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which awards in respect thereof may be granted under the Plan, the number of shares of the Common Stock covered by each outstanding award, the maximum number of shares of Common Stock which may be granted or awarded to any Participant, and the exercise price per share of Common Stock in respect of outstanding awards.

                  9.3 MERGERS.

                           9.3.1 If the Company enters into or is involved in
any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event"), a Participant, if so determined by the Board or the Committee, shall be entitled, with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event or Change in Control (as defined in Section 6.6 of the Plan) occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock as of the date of the Merger Event underlying any unexercised Stock Options (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options. However, the Company shall not make any such payments where the consummation of the Merger Event is pursuant to a written agreement between the Company and another party conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto).

                           9.3.2 If, in the case of a Merger Event in which the
Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section
9.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or

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acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.

                           9.3.3 Upon receipt by any affected Participant of any
such substitute stock options as a result of any such Merger Event, such Participant's affected Stock Options for which such substitute options were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

                           9.3.4 The foregoing adjustments and the manner of
application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Board or the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

         10. AMENDMENT, SUSPENSION AND TERMINATION.

                  10.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all awards conform to or otherwise reflect any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (a) materially adversely affect the rights of any Participant under any outstanding Stock Options, without the consent of such Participant, or
(b) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

                  10.2 AWARD AGREEMENT MODIFICATIONS. The Board or the Committee may (in their sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options in any manner to the extent that the Board or the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, including, without limitation, changing or accelerating the date or dates as of which such Stock Options shall become exercisable. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such award without the consent of such Participant.

         11. MISCELLANEOUS.

                  11.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, any federal, state, local, foreign or other taxes of any kind which the Board or the

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Committee, in their sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation.

                  11.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

                  11.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any awards under the Plan. Any liability of the Company to any person with respect to any award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

                  11.4 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable securities laws and regulations and any other applicable laws or regulations. The Board or the Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Board or the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Board or the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is listed, and any applicable securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule

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16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  11.5 AWARD AGREEMENTS. Each Participant receiving an award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Board or the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the award set forth therein and in the Plan.

                  11.6 DESIGNATION OF BENEFICIARY. Each Participant to whom an award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Board or the Committee and shall not be effective until received by the Board or the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

                  11.7 LEAVES OF ABSENCE/TRANSFERS. The Board or the Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Board or the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

                  11.8 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

                  11.9 EFFECTIVE DATES. The Plan, as amended and restated, shall be effective in respect of awards or grants made hereunder on or after its approval by the Board and adoption by the Company (the "1999 Amended and Restated Date"), subject to the closing of the Company's initial public offering and the approval of the Plan by the Company's shareholders in accordance with
Section 422 of the Code. If the Amendment and Restated Plan becomes and stays effective, any awards or grants made prior to the 1999 Amended and Restated Date shall be governed by the terms of the Plan in effect prior to that date (other than Sections 3.2 and 9.4 of the Plan, as in

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                                      -12-


effect prior to the 1999 Amended and Restated Date, which Sections shall not apply to any future or currently outstanding Stock Option awards).

                  IN WITNESS WHEREOF, this Plan, as amended and restated, is adopted by the Company on this _____ day of ________, 1999.

                                                    SEMINIS, INC.

                                                    By: ________________________
                                                        Name:
                                                        Title: